Exhibit 99.1

January 9, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D. C. 20549

Ladies and Gentlemen:

I have read Item 4.01 of the Form 8-K Current Report dated January 10, 2006 of Global Aircraft Solutions, Inc. and I am in agreement with the statements contained in the first paragraph of that Item as they pertain to Larry O’Donnell, CPA. I have no basis to agree or disagree with any other statements of Global Aircraft Solutions, Inc. contained therein.

Very truly yours,

/s/ Larry O’ Donnell, CPA